UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.                                        Entry into a Material Definitive Agreement.

Underwriting Agreement

On August 10, 2017, Farmland Partners Inc. (the “Company”) and Farmland Partners Operating Partnership, LP (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. and Jefferies LLC, as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 5,250,000 shares of its newly designated 6.00% Series B participating preferred stock, $0.01 par value per share (the “Series B Participating Preferred Stock”), at a public offering price of $25.00 per share, which is the initial liquidation preference of the Series B Participating Preferred Stock. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 787,500 shares of Series B Participating Preferred Stock, which the Underwriters exercised in full on August 16, 2017 making an aggregate of 6,037,500 shares of Series B Participating Preferred Stock issuable at closing. The Series B Participating Preferred Stock was offered and sold pursuant to a prospectus supplement, dated August 10, 2017 (the “Prospectus Supplement”), and a base prospectus, dated May 14, 2015, relating to the Company’s effective registration statement on Form S-3 (File No. 333-203798). The offering is expected to close on August 17, 2017, subject to certain customary closing conditions.

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as  Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 2 to the Second Amended and Restated Partnership Agreement

On August 16, 2017, Farmland Partners OP GP, LLC, a wholly owned subsidiary of the Company and the sole general partner of the Operating Partnership, entered into Amendment No. 2 (the “Amendment”) to the Second Amended and Restated Partnership Agreement of the Operating Partnership in order to provide for the issuance, and the designation of the terms and conditions, of newly classified 6.00% Series B participating preferred units of limited partnership interest in the Operating Partnership (“Series B Participating Preferred Units”), the economic terms of which are identical to those of the Series B Participating Preferred Stock. The Company intends to contribute the net proceeds from the offering of the Series B Participating Preferred Stock to the Operating Partnership in exchange for 5,250,000 Series B Participating Preferred Units, or 6,037,500 Series B Participating Preferred Units if the Underwriters exercise their option to purchase additional shares of Series B Participating Preferred Stock in full. The Operating Partnership intends to use the net proceeds from the offering for future farmland acquisitions in accordance with the Company’s investment strategy and for general corporate purposes.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The Series B Participating Preferred Stock ranks senior to the Company’s common stock, $0.01 par value per share (the “Common Stock”), with respect to dividend rights and rights upon the Company’s liquidation dissolution or winding up. Upon issuance of the shares of Series B Participating Preferred Stock referenced in Item 1.01 above, the ability of the Company to make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on, the Company’s Common Stock or any other class or series of the Company’s equity securities ranking junior to or on a parity with the Series B Participating Preferred Stock that may be issued in the future, will be subject to certain restrictions in the event that the Company does not declare distributions on the Series B Participating Preferred Stock during any distribution period.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2017, the Company filed, with the State Department of Assessments and Taxation of the State of Maryland (“MSDAT”), Articles Supplementary (the “Articles Supplementary”) to the Articles of Amendment and Restatement of the Company, classifying and designating 6,037,500 shares of the Company’s authorized preferred stock as Series B Participating Preferred Stock.  The Articles Supplementary became effective upon filing with MSDAT. For a summary of the material terms of the Series B Participating Preferred Stock, see the information included as Exhibit 99.1 to this Current Report on Form 8-K, which is excerpted from the Prospectus Supplement under the heading “Description of Series B Participating Preferred Stock”  and is incorporated herein by reference.

The “Description of Series B Participating Preferred Stock” included on Exhibit 99.1 to this Current Report on Form 8-K the and the foregoing description of the Series B Participating Preferred Stock are qualified in their entirety by reference to the Articles Supplementary filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, dated August 10, 2017, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP, Raymond James & Associates, Inc. and Jefferies LLC, as representatives of the several underwriters named in Schedule A thereto.

3.1	Articles Supplementary designating the Series B Participating Preferred Stock.
5.1	Opinion of Morrison & Foerster LLP.
8.1	Opinion of Morrison & Foerster LLP.
10.1	Amendment No. 2 to the Second Amended and Restated Partnership Agreement of Farmland Partners Operating Partnership, LP
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 8.1).
99.1	Excerpts from the Company’s prospectus supplement dated August 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: August 16, 2017	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
1.1

Underwriting Agreement, dated August 10, 2017, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP, Raymond James & Associates, Inc. and Jefferies LLC, as representatives of the several underwriters named in Schedule A thereto.

3.1	Articles Supplementary designating the Series B Participating Preferred Stock.
5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.
8.1	Opinion of Morrison & Foerster LLP regarding tax matters.
10.1	Amendment No. 2 to the Second Amended and Restated Partnership Agreement of Farmland Partners Operating Partnership, LP
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 8.1).
99.1	Excerpts from the Company’s prospectus supplement dated August 10, 2017.